UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 1999


                                  UNIDYN, CORP.
             (Exact name of registrant as specified in its charter)

         NEVADA                          33-55254-31                87-0438639
(State or other jurisdiction of     (Commission File Number)      (IRS Employer
incorporation                                                Identification No.)


1216 South 1580 West, #A
Orem, Utah                                                    84058-4927
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (801) 434-7250



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Item 2.           Acquisition or Disposition of Assets.

         On  December  31,  1999,  the  Company  completed  a stock  acquisition agreement whereby it acquired all of the outstanding stock of Avalon Manufacturing Co. ("AMC"). The Company issued 700,000 shares of its restricted common stock, executed a promissory note in the amount of $312,000 and also issued a check for $354,969.54 to be used to pay certain obligations of AMC.

         The Company will assume AMC's assets and liabilities as of December 31, 1999 and operations as of January 1, 2000.

         The Company acquired AMC to assist with its Sterling operations.

Item 7.           Financial Statements and Exhibits

         Financial Statements of the business acquired will be filed within the required time period.

         Stock Acquisition Agreement
         Non Compete and Confidentiality Agreement
         Promissory Note

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  UNIDYN, CORP.


January 12, 2000                 By:
                                    -----------------------------------------
                                 Ira Gentry, President and Director

                           STOCK ACQUISITION AGREEMENT

                            AVALON MANUFACTURING CO.



         This Stock Acquisition Agreement ("Agreement") is made and entered into as of the 1st day of January, 2000 by and among UniDyn Corp., a Nevada corporation ("Unidyn") and Kenney Ventures, a Bahamian company ("Kenney") and NCS Investments, a Belize company ("NCS"), Kenney and NCS being collectively referred to as "Shareholders".

                                    RECITALS:

A. Kenney and NCS are the sole shareholders of all of the authorized and issued stock of Avalon Manufacturing Co. ("AMC");

B. The Shareholders desire to transfer all of their stock in AMC ("AMC Stock") to Unidyn in exchange for the consideration call for in this Agreement;

C. Unidyn is willing to acquire the AMC Stock on the terms and conditions set forth below; and

D. The parties desire to memorialize their agreements and understandings by the terms of this Agreement.

NOW THEREFORE, for and in consideration of the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

I. Transfer of AMC Stock.

On the Closing Date as defined below in this Agreement, Kenney and NCS shall transfer and assign all of their rights and interest in the AMC Stock to Unidyn by endorsing each certificate representing the AMC Stock on the reverse side thereof in favor of Unidyn, causing the signature of their authorized corporate officer to be guaranteed and delivering the AMC Stock to Unidyn.

II. Consideration Provided by UniDyn.

Concurrently with the receipt of the duly endorsed AMC Stock, Unidyn shall provide the following consideration:




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         a) Unidyn  Stock.  Unidyn  shall cause to be  delivered  to NCS or such parties as NCS designates, 700,000 shares of the common stock of Unidyn, which will bear such restrictions as are required by applicable law, and will have piggy back registration rights.

         b) Promissory Note. Unidyn shall execute and deliver to Kenney its promissory note in the amount of $312,000.00 which shall be due and payable in full on or before March 10, 2000 and shall be in the form attached hereto as Exhibit A.

         c) Further Consideration. Unidyn shall issue a cashier's check in the amount of $354,969.54 and deliver the same to an attorney of AMC's choosing, duly licensed to practice law in the State of Arizona, to be held in such attorney's trust account and to be utilized to pay the existing obligations of AMC as are described in Paragraph IX below.


III.  Closing Date.

The closing of the transactions contemplated hereunder shall occur on December 31, 1999 or such later date as the parties mutually agree upon ("Closing Date"), but shall be effective for all purposes as of the commencement of business on January 1, 2000.

IV.  Non Compete Agreement.

As a material part of the consideration to be received by Unidyn, the Shareholders agree to execute, deliver and become bound by a Non Compete Agreement in the form attached hereto as Exhibit B that will become effective as of the Closing Date.

V.  Representation and Warranties of Shareholders.

As an inducement to Unidyn to enter into and perform this Agreement, the Shareholders covenant, represent and warrant to Unidyn as follows:

         a) Corporate Status. Each of the Shareholders is a duly organized, validly existing corporation in good standing under the laws of the place of their incorporation, with full corporate power and authority to enter into and perform this Agreement.

         b) No Prohibitions. This Agreement represents the valid and binding obligation of each of the Shareholders, fully enforceable by its terms, and the execution, delivery and performance of this Agreement will not violate any provisions of law or any contract, agreement, governmental or legal restriction to which Kenney, NCS or AMC are bound.

         c) Financial Statements Previously Delivered. The Shareholders have furnished to Unidyn copies of unaudited balance sheets and income statements of AMC for the periods ending November 30, 1999 as well as the prior two fiscal years ("Financial Statements"). The Financial Statements are true, correct and complete in all material respects and fairly present the financial condition of AMC as of the dates thereof and for the periods covered thereby.


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The Financial Statements and the books and records of AMC have been prepared and kept in accordance with generally accepted accounting principles and practices consistently applied and make appropriate provisions for depreciation, bad debt reserves and tax liabilities.

         d) Operations Pending the Closing Date. For the period from December 1, 1999 to the Closing Date: 1) the business of AMC has been conducted in a manner consistent with past practices; 2) no events have occurred based on actions of AMC or others, or based on the passage of time, that would have a material adverse effect on AMC or its financial condition; 3) AMC has not incurred any debt, obligation or liability other than those incurred in the ordinary course of business; and 4) AMC has maintained in effect insurance coverage as required by law or as is appropriate according to good business judgment.

         e) No Liens. Each of the Shareholders has good and marketable title to the AMC Stock, free and clear of all liabilities, liens, charges, charging orders, claims, rights, encumbrances, pledges and restrictions and no dividends, stock splits or other events have occurred or been declared having a material effect on the AMC Stock.

         f) Right to Inspect Property and Records. Unidyn and its agents and representatives have been given full access to all of the properties, books and records of AMC and shall continue to have such access to make such investigations and inspections as Unidyn deems necessary or appropriate.

         g) Litigation and Claims. There are no suits, claims, demands, causes of action, judgments, penalties, fines investigations or governmental proceedings pending, in prospect, asserted or threatened against or relating to the Shareholders or to AMC, its properties or assets, nor is there any meritorious basis for the same.

         h) Taxes. AMC has paid, or has established appropriate reserves therefore, all taxes accruing prior to the Closing Date.

         i) Compliance with Laws. AMC is in full compliance with all applicable Federal, state and local laws, statutes, ordinances, codes, regulations, rules, orders, restrictions and requirements, whether governmental, administrative, judicial or otherwise, and the Shareholders are not aware of any changes thereto that would have a material adverse effect on AMC or its business.

         j) Licenses, Permits and Approvals. AMC holds or possesses all licenses, permits, authorizations and approvals required by any Federal, state or local governmental or judicial authority as are necessary to conduct its business.

         k) Ownership of Properties. AMC owns all properties, assets and facilities that are utilized in the conduct of its business free and clear of all liens and encumbrances, except those disclosed in the Financial Statements, and all such properties, assets and facilities are located at AMC's offices in Phoenix, Arizona.



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         l) Accounts  Receivable.  The  accounts  receivable  reflected on AMC's books and records as of the Closing Date represent valid obligations owed to AMC and are fully collectible except as to debtor relief statutes, warranty claims and accounts reserved against on the Financial Statements.

         m) Disclosure. No representation or warranty made herein by Shareholders contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements not misleading.

         n) Employees. No employee or group of employees of AMC have any written or contractual rights or agreements (including collective bargaining agreements) regarding their employment relationship with AMC binding it in any manner except for the availability of normal employee benefits as provided to all employees. To the best knowledge of the Shareholders, no key employee or group of employees has any plans to terminate employment with AMC.


         o) Sophisticated Investors. Each Shareholder: 1) has the knowledge, experience and sophistication in financial and business matters to evaluate the merits and risks of accepting common stock of Unidyn as partial consideration under this Agreement; 2) has had the opportunity to review all information concerning Unidyn through examination of filings made by Unidyn with the Securities and Exchange Commission ("SEC") and such other information as has been requested of Unidyn; 3) is capable of bearing the economic risks of accepting and owning the Unidyn stock; 4) is accepting the Unidyn stock with no present intention of distributing or selling the same; 5) understands that all or a portion of the Unidyn stock may be restricted stock not capable of being sold until the expiration of certain holding periods and then in only limited amounts; and 6) is aware that approximately 35,000,000 shares of Unidyn stock have been issued.

         p) Basis for Representations and Warranties. Prior to executing the Agreement, the Shareholders have made such affirmative and thorough reviews, searches, inspections and inquiries relating to AMC and its business, and have consulted with such third parties, that a prudent person would deem necessary or advisable in order to gain knowledge concerning the matters to which the representations and warranties relate. The Shareholders' best knowledge and belief with respect to the subject matter of their representations and warranties contained herein shall be deemed to include matters that the Shareholders should have known with respect to the subject matter of said representations and warranties that arose prior to December 31, 1999.

VI.  Representations and Warranties of UniDyn.

As an inducement to the Shareholders to enter into and perform this Agreement, UniDyn covenants, represents and warrants to the Shareholders as follows:



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         a)  Corporate  Status.  Unidyn is a duly  organized,  validly  existing corporation in good standing under the laws of the State of Nevada with full corporate power and authority to enter into and perform this Agreement.

         b) No Prohibitions. This Agreement represents the valid and binding obligation of Unidyn, fully enforceable by its terms, and the execution, delivery and performance of this Agreement will not violate any provisions of law or any contract, agreement, governmental or legal restrictions to which Unidyn is bound.

         C) Public Company. Unidyn is a public company whose stock is registered with the SEC and it is reporting company under SEC rules and regulations.

VII.  Survival of Representation and Warranties.

The representations and warranties contained herein shall survive the execution of this Agreement and the consummation of the transactions contemplated hereunder.

VIII.  Unidyn's Right of Offset.

Should any representation or warranty made and given by the Shareholders prove to be untrue, in addition to any other remedies available to Unidyn, and without waiver of Unidyn's rights to seek any and all such remedies in law or in equity, Unidyn shall be allowed to offset damages suffered thereby against any moneys due and owing under the Promissory Note attached as Exhibit A.

IX.  AMC Debts Assumed and Paid.

The consideration to be paid by Unidyn under paragraph II. C) above, shall be utilized solely for purposes of satisfying the following debts of AMC: 1) $62,049.03 for trade payable debts; 2) $25,000.00 for settlement of the Sindlinger litigation (Case No. CV 99- 0375 in the Maricopa County Arizona Superior Court); 3) $29,012.70 for credit card debts reflected on AMC's books;
4) $114,650.00 for line of credit debts reflected on AMC's books; 5) $2,806.84 for AMC's phone system; and 6) the balance to pay a balance due to an officer of AMC's predecessor in interest.

X.    Miscellaneous.

         a) Agreement: Amendment, Modification, Termination. This Agreement and the Exhibits attached hereto supersedes all prior agreements and understandings, inducements and conditions, express or implied, oral or written, except as herein contained. This Agreement may be amended, modified or terminated at any time or times only by written agreement of the parties. All references to "this Agreement" contained herein shall be deemed to include the Exhibits attached hereto.



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         b)  Attorneys'  Fees.  In the event suit is brought or an  attorney  is retained by any party to this Agreement to enforce the terms hereof, or to collect money damages for a breach hereof, the prevailing party shall be entitled recover, in addition to any other remedy, reimbursement for reasonable attorneys' fees, court costs, costs of investigation and other related expenses incurred in connection therewith, as determined by the court and not a jury, pursuant to ARS Sections 12-341 and 12-341.01.

         c) Provisions Severable. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

         d) Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         e) Governing Laws. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the State of Arizona, notwithstanding any Arizona or other conflict-of-laws rules to the contrary.

         f) Advice of Counsel. Each party acknowledges that he , she or it is entitled to and has been afforded the opportunity to consult with counsel of the party's choice regarding the terms, conditions, and legal effects of this Agreement and all Exhibits thereto and to evaluate the advisability and propriety thereof and either acknowledges having done so or hereby waives any right to such representation and any right to raise or rely upon the lack of representation or effective representation in any future proceeding or in connection with any future claim.

         g) Notices. All notices required or permitted to be given hereunder shall be in writing and shall either be delivered in person or sent by telegram, telecopier or regular certified first class mail, postage prepaid and deposited with the United States Postal Services, properly addressed to each party at their respective addresses as previously exchanged by the parties or at such other address as a party hereto may from time to time notify the other party hereof. Any such notice shall be deemed to have been received, if sent by personal messenger or telegram or telecopier, upon receipt of such address, and if sent by mail upon the expiration of three (3) days after such notice shall have been deposited with the United States Postal Service.

         h) Publicity. No public announcement of the execution of this Agreement or its contents shall be made by the Shareholders without the prior written consent of Unidyn.



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



IN WITNESS WHEREOF, this Agreement has been executed as of the date first appearing above.


UNIDYN CORP.                                                  KENNEY VENTURES



By _______________________                           By ________________________





NCS INVESTMENTS




By _______________________



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                                 NON COMPETITION
                                       AND
                            CONFIDENTIALITY AGREEMENT

                  This Agreement is entered into as of the 1st day of January, 2000, by and between UNIDYN CORP. ("UNIDYN") and KENNEY VENTURES ("KENNEY") and NCS INVESTMENTS ("NCS") (collectively referred to as "Shareholders").
                  In consideration of the execution and faithful performance of that certain Stock Acquisition Agreement and all Exhibits attached thereto of even date herewith ("SA Agreement") by UNIDYN and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Shareholders hereby covenants and agrees as follows:
                  1. Confidential Information. The term "Confidential Information" shall mean all information, processes, methods, formulas, patterns, business plans, business practices, techniques, training and teaching plans and materials, programs, devices, drawings, diagrams, charts, know-how and related documentation, customer lists, price lists, supplier lists, marketing plans, financial information and all other compilations of information which relate to the business of the Shareholders and of Avalon Manufacturing Co. ("AMC") AND all trade secrets, inventions, devices, designs, apparatus, machines, practices, processes, products, composition of materials or improvements of any kind, whether or not patentable or copyrightable, AND all revisions, amendments, improvements to or applications of any of the above, whether now in use or which could be used by the Shareholders or AMC in the future. The parties hereby acknowledge and agree that the definition of Confidential Information


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above  conforms to the Uniform Trade Secrets Act (ARS Section  44-401 et. seq.),
which is incorporated herein by this reference.
                  2. Non-Disclosure. The Shareholders and the Restricted Parties (as defined below) hereby covenant and agree that they shall treat the Confidential Information as confidential and shall refrain from disclosing the Confidential Information, directly or indirectly or in any manner whatsoever, to any third party.
                  3. Non Competition/Non Use. The Shareholders, on their own behalf and on behalf of any legal entities, their officers, directors, shareholders, employees, partners, members, advisors, agents and affiliates with whom they currently have and in the future may have any business relations ("Restricted Parties"), hereby covenant, for a period of 3 years, that the
Shareholders and the Restricted Parties shall refrain from using, directly or indirectly, for their own benefit or for the benefit of any third-parties, any of the Confidential Information, or from competing in any manner with UNIDYN. The term 'competing' shall include, but not be limited to utilizing or profiting from, directly or indirectly or in any manner the Confidential Information. In addition, the Shareholders and the Restricted Parties shall refrain from contacting any of AMC's current or prospective customers, clients or employees.
                  4.  Permitted  Disclosure.   Notwithstanding  the  above,  the
Shareholders may disclose the Confidential Information if under direct order of any court or governmental authority having jurisdiction.
                  5. Enforceability. The Shareholders hereby acknowledge and agree that this Agreement and the restrictions herein are fair and reasonable, have been negotiated at arm's length and in good faith, with the advice of counsel, and are appropriate under the


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circumstances,  especially in light of the consideration  paid and to be paid to the Shareholders, and the irreparable harm which UNIDYN will suffer by any violation hereof during this Agreement's three year term. In the event of any breach of this Agreement, UNIDYN shall have the right to exercise all of its legal rights and remedies, including but not limited to the right to obtain injunctive relief, without the requirement of posting a bond in support of such injunctive relief, and, after complying with the notice and cure provisions contained therein, to suspend payments under SA Agreement and to offset any obligations of UNIDYN by the amount of damages, including attorney's fees and costs suffered by UNIDYN. If any of the provisions of this Agreement shall be determined to be void or unenforceable by a Court of competent jurisdiction, such determination shall not effect any other provisions of this Agreement and all such other provisions shall remain in full force and effect. It is the intention of the parties hereto that if any provisions of this Agreement is capable of two constructions one of which would render the provision void and the other of which would render it valid then the provision shall have the meaning which renders it valid. Any Court finding the term or scope of the provisions of this Agreement to be unenforceable, is hereby authorized by the parties to reconstruct such term in order to allow the intent of the parties as reflected in this Agreement to be carried out to its fullest extent and for the maximum protection of UNIDYN.
                  6. Successors and Assigns. This Agreement is intended to benefit and is binding on the successors and assigns of the Shareholders and of UNIDYN.
                  7. Governing Law and Attorneys' Fees. This Agreement shall be construed in accordance with and governed by the laws of the State of Arizona. In the event either party brings an action or proceeding against the other, the prevailing party shall be entitled to its reasonable attorneys' fees and costs.


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



                  8.  Advice of  Counsel.  Each  party  acknowledges  that it is entitled to and has been afforded the opportunity to consult legal counsel of the party's choice regarding the terms, conditions and legal effects of this Agreement and to evaluate the advisability and propriety thereof and either acknowledges having done so or hereby waives any right to representation and any right to raise or rely upon the lack of representation or effective representation in any future proceeding and in connection with any future claim.
                  9. Entire Agreement.  This Agreement, and the SA Agreement and
Exhibits thereto which are being executed concurrently herewith, represent the entire Agreement between the parties and there are no oral agreements or representations between the parties which are not reflected herein. This
Agreement supersedes and cancels any and all previous negotiations, arrangements, agreements, representations or understandings, if any, between the parties.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first set forth above.

UNIDYN, CORP.                                        KENNEY VENTURES



By ________________________                 By:______________________________




NCS INVESTMENTS



By ________________________



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



                                 PROMISSORY NOTE

$312,000.00                                                     Phoenix, Arizona
                                                                 January 1, 2000

                  FOR VALUE RECEIVED, the undersigned UNIDYN CORP. ("Maker") promises to pay to the order of the KENNEY VENTURES, or its successors or assigns ("Holder"), at 616 East Southern Avenue, Suite 103, Mesa, Arizona 85204, or at such other place as Holder may from time to time designate in writing, the principal sum of Three Hundred Twelve Thousand Dollars ($312,000.00), plus interest as hereinafter provided; principal, interest and all other sums payable hereunder to be paid in lawful money of the United States of America as follows:

         Interest shall accrue from and after March 10, 2000 on the principal balance from time to time outstanding at the rate of twelve percent (12%) per annum.

         Unless the obligation represented hereby is prepaid as provided in this Note, the entire unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall be due and payable in full on March 10, 2000 (the "Maturity Date").

         Interest shall be calculated on the basis of a 360-day year. Per diem interest for any month shall be payable based on the actual number of days in such month for which interest is charged.

                  Maker agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid in connection with this Note. All payments on this Note shall be applied first to the payment of any costs, fees or other charges incurred in connection with the indebtedness evidenced hereby, next to the payment of accrued interest and then to the reduction of the principal balance.

Time is of the essence of this Note. At the option of Holder, the entire unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall become immediately due and payable without notice upon the failure to pay any sum due and owing hereunder as provided herein (for more than five (5) days after the occurrence of such failure).

                  Maker agrees to pay all costs, expenses, and attorneys' fees incurred by Holder in any proceeding for collection of the debt evidenced hereby in any enforcement of this Note, or in any litigation or controversy arising from or connected with this Note. Such costs and attorneys' fees shall be set by the court and not by jury, shall be included in any judgment obtained by the Holder hereof.

                  This Note may be prepaid in full without payment of any premium at any time.



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


                  Failure of the Holder to exercise any right or option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default after demand for strict performance hereof.

                  Holder, as used herein, shall include any later Holder of this Note, except as otherwise expressly provided herein. All the provisions hereof shall be binding upon and inure to the benefit of Maker and Holder and their respective successors and assigns, except as otherwise provided.

                  Maker, sureties, guarantors and endorsers hereof: (a) agree to be jointly and severally bound, (b) severally waive any homestead or exemption right against the debt evidenced hereby, (c) severally waive demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note, (d) consent that the Holder hereof may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person primarily liable hereon, and such consent shall not alter or diminish the liability of any other person, and (e) agree that the Holder may setoff at any time any sums or property owed to any of them by the Holder hereof.

                  This Note shall be construed according to the laws of the State of Arizona.

                  IN WITNESS WHEREOF, this Promissory Note has been executed as of the date first written above.

                                            MAKER:

                                            UNIDYN CORP.




                                            By



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